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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 17, 2002



                                 FGI GROUP INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                                        36-3520923
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                        Identification No.)



200 NORTH LASALLE STREET, CHICAGO, ILLINOIS                    60601-1014
 (Address of principal executive offices)                      (Zip Code)



        Registrant's telephone number, including area code (312) 458-2500




                              Florsheim Group Inc.
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              (Former name, former address and former fiscal year,
                          if changed since last report)



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ITEM 5.    OTHER EVENTS

Pursuant to Bankruptcy Rule 2015, Florsheim Group Inc, filed its monthly operating reports covering the period ending September 28, 2002 with the United States Bankruptcy Court for the District of Delaware.

Attached as Exhibit 99.1 to this Form 8-K is the following financial information included in such monthly operating reports:


          1.  Summary of Cash Receipts and Disbursements.
          2.  Summary of Cash Accounts.
          3.  Receipts Listing.
          4.  Disbursements Listing.
          5.  Statement of Inventory.
          6.  Payroll Information Statement.
          7.  Statement of Aged Receivables.
          8.  Accounts Payable Aging.
          9.  Tax Questionnaire.
         10.  Declaration Under Penalty of Perjury.
         11.  Quarterly Fee Statement


ITEM 7.    EXHIBITS

  (c)  Exhibit


 Exhibit
  Number                           Description
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   99.1      Financial Information dated September 28, 2002.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          FLORSHEIM GROUP INC.

                                          /s/ F. Terrence Blanchard
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                                          F. Terrence Blanchard
                                          President and Chief Financial Officer



October 23, 2002